------------------------------------------------------------------------------------------------------------------------------------
                                              OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                            )    -------------------------------------------------------------------
IN RE:                                                      )    |             DEBTOR IN POSSESSION OPERATING REPORT
                                                            )    |             -------------------------------------
PREMIER CONCEPTS, INC.,                                     )    |
                                                            )    |  REPORT NUMBER    6                                  Page 1 of 3
                                                            )    |                             FOR THE PERIOD FROM:     03/01/2004
                                                     DEBTOR )    |                                              TO:     03/28/2004
                                                            )    -------------------------------------------------------------------
------------------------------------------------------------)
CHAPTER 11 CASE NO. LA 03-36445-BR                          )
------------------------------------------------------------)

1. Profit and Loss Statement:
A. Related to Business Operations:
          Gross Sales
                                                                ----------------------
          Less Sales Returns and Discounts
                                                                ----------------------
                Net Sales                                                                               304,451
                                                                                        ------------------------
          Less:  Cost of Goods Sold
               Beginning Inventory at Cost
                                                                ----------------------
               Add:  Purchases
                                                                ----------------------
               Less: Ending Inventory at Cost
                                                                ----------------------
                    Cost of Goods Sold                                                                  101,895
                                                                                        ------------------------

          Gross Profit                                                                                                      202,556
                                                                                                                --------------------

          Other Operating Revenue (Specify)

Less: Operating Expenses
          Officer Compensation
                                                                ----------------------
          Salaries & Wages - Other Employees
                                                                ----------------------
               Total Salaries & Wages                                                                 147,560
                                                                                        ----------------------
               Employee Benefits
                                                                ----------------------
          Payroll Taxes
                                                                ----------------------
          Real Estate Taxes
                                                                ----------------------
          Federal and State Income Taxes
                                                                ----------------------
                Total Taxes                                                                            11,675
                                                                                        ----------------------
          Rent and Lease Exp. (Real and Personal Property)                    123,703
                                                                ----------------------
          Interest Expense (Mortgage, Loan, etc.)                               2,570
                                                                ----------------------
          Insurance                                                             8,432
                                                                ----------------------
          Automobile Expense
                                                                ----------------------
          Utilities (Gas, Electric, Water, Telephone, etc.)                    15,952
                                                                ----------------------
          Depreciation and Amortization                                        14,827
                                                                ----------------------
          Repairs and Maintenance                                               2,591
                                                                ----------------------
          Advertising                                                             275
                                                                ----------------------
          Supplies, Office Expenses, Photocopies, etc.                         21,943
                                                                ----------------------
          Bad Debts                                                                 -
                                                                ----------------------
          Miscellaneous Operating Expenses (Specify)*                               -
                                                                ----------------------
               Total Operating Expenses                                                                                     349,528
                                                                                                                --------------------

          Net Gain/(Loss) from Business Operations                                                                         (146,972)
                                                                                                                --------------------
* Reversal of prior year accrual at Year-end.

B. Not Related to Business Operations
          Income:
               Interest Income - interest on Bond
                                                                ----------------------
               Other Non-Operating Revenues (Specify)
                  Gain on Investment                                           81,107
                                                                ----------------------
               Gross Proceeds on Sale of Assets
                                                                ----------------------
               Less: Original Cost of Assets plus Expenses
                 of Sale
                                                                ----------------------
                    Net Gain/(Loss) on Sale of Assets
                                                                ----------------------
               Total Non-Operating Income                                                              81,107
                                                                                        ----------------------
          Expenses Not Related to Business Operations:
               Legal and Professional Fees                                     57,139
                                                                ----------------------
               Other Non-Operating Expenses, Loss on Investment
                                                                ----------------------
                    Total Non-Operating Expenses                                                       57,139
                                                                                        ----------------------

          NET INCOME /(LOSS) FOR PERIOD                                                                                    (123,004)
                                                                                                                ====================

NOTE: DEBTOR KEEPS ITS BOOKS ON A FOUR-WEEK MONTHLY CYCLE TO ACCOMMODATE ITS RETAIL BUSINESS. ACCOUNTING PERIOD FOR THIS REPORT IS
MARCH 1, 2004 TO MARCH 28, 2004.
------------------------------------------------------------------------------------------------------------------------------------
Revised April 1989                                         OPERATING REPORT                                                    UST-6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DEBTOR IN POSSESSION OPERATING REPORT NO. 6
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                                 -------------------------------------------
                                                    Accounts Payable    Accounts Receivable
                                                 -------------------------------------------
Current                      Under 30 days       $          187,212      $             --
Overdue                      31 - 60 days        $           75,444      $             --
Overdue                      61 - 90 days        $           43,162      $             --
Overdue                      91 - 120 days       $            5,000      $             --
Overdue                      121 + days          $           11,441      $             --
Total                                            $          322,259      $             --
                                                 -------------------------------------------


3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Post-Petition
                                     Frequency of                                                         Payments Not Made
                                     Payments per           Amount of                             ----------------------------------
      Creditor/Lessor               Lease/Contract         Each Payment        Next Payment Due       Number            Amount
------------------------------------------------------------------------------------------------------------------------------------
SEE ATTACHED LIST OF PAYMENTS TO LESSORS
Totals for Lessors                   Monthly               $   123,266            Apr-04           see attached        $ 42,216
David Gordon                         Monthly               $     1,500            Apr-04
Stephlaur                            Monthly               $       370            Apr-04
BankOne                              Monthly               $       700            Apr-04

------------------------------------------------------------------------------------------------------------------------------------


4. Tax Liability:

                             Gross Payroll Expense For Period                 $      147,560
                             Gross Sales for Period Subject to Sales Tax      $      304,451

                                             ---------------------------------------------------------------------------------------
                                                                                                       Post Petition Taxes
                                                       Date Paid              Amount Paid *                Still Owing
                                             ---------------------------------------------------------------------------------------

Federal Payroll and Withholding Taxes                                            $0.00                          $     14,244
State Payroll and Withholding Taxes                                              $0.00                          $      2,251
State Sales and Use Tax                                                          $0.00             Jan & Feb04  $     57,757
Real Property Taxes                                                              $0.00
                                             ---------------------------------------------------------------------------------------


                           * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5. Insurance Coverage:
                                             ---------------------------------------------------------------------------------------
                                                        Carrier/             Amount of           Policy           Premium Paid
                                                         Agent               Coverage           Exp. Date           Thru Date
                                             ---------------------------------------------------------------------------------------

Worker's Compensation                            Venbrook/Hartford           1,000,000          10/10/04             10/10/04
Worker's Compensation - CA                       Venbrook/Hartford           1,000,000          12/19/04             12/19/04
Worker's Compensation - FL                       Venbrook/Zenith             1,000,000          11/18/04             06/01/04
Liability                                        Venbrook/Hartford           1,000,000          10/07/04             10/07/04
Umbrella Policy                                  Venbrook/Hartford           5,000,000          10/10/04             10/07/04
Property                                         Venbrook/Hartford           2,800,000          10/07/04             10/07/04
Property - FL                                 Lloyds of London/Hartford        325,000          11/04/04             11/04/04
Liability - FL                                   Venbrook/Hartford           1,000,000          11/04/04             11/04/04
Life (Beneficiary:________________)
Vehicle                                          Venbrook/Hartford           1,000,000          10/07/04             10/07/04
Other

                                             ---------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DEBTOR IN POSSESSION OPERATING REPORT NO. 6
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 3 of 3

6. Questions:

         A.       Has the Trustee provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
                    _____ :  Yes   Explain: _______________________________________________________
                      X   :  No
         B.       Has the Trustee, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                    _____ :  Yes   Explain: _______________________________________________________
                      X   :  No


7. Statement of Unpaid Professional Fees (Post-Petition Only):

                        --------------------------------------------------------------------------------------
                                                                     Type                   Post-Petition
                             Name of Professional                Professional                Unpaid Total
                        --------------------------------------------------------------------------------------
                        Robinson, Diamant & Wolkowitz*        Debtor's attorneys              129,703
                        Archetype Group **                     Management Fees                 189,000


                        --------------------------------------------------------------------------------------
                        *Incl accrual of $11,000.
                        **Archetype Group is in the process of being employed as Debtor's business consultants.


8. Narrative Report of Significant Events and Events Out of the Ordinary Course of Business:

None noted during reporting period.







9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

------------------------------------------------------------------------------------------------------------------------------------
                         Quarterly
     Quarterly         Disbursements       Quarterly                                                                  Quarterly
   Period Ending        for Quarter           Fee             Date Paid         Amount Paid       Check No.        Fee Still Owing
------------------------------------------------------------------------------------------------------------------------------------
4th Quarter 2003      $1,435,516.13      $ 5,000.00           2/23/2004         $  5,000.00        10621              $      0.00
1st Quarter 2004      $1,427,084.54      $ 5,000.00                                                                   $  5,000.00





------------------------------------------------------------------------------------------------------------------------------------



I, Terry G. Washburn, President of Premier Concepts, Inc., declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.



Dated:                                                                  Signed:
       -----------------------------------------------                          ----------------------------------------------------


PREMIER CONCEPTS, INC.
CH. 11 CASE NO. LA 03-36445-BR

                                                 OPERATING REPORT - ATTACHMENT NO. 6

                                                                                                               ---------------------
                                                                                                                 POST PETITION
                                                                                                                 PAYMENTS NOT MADE
------------------------------------------------------------------------------------------------------------------------------------
STORE                                                                          AMT OF              NEXT                     TOTAL
 NO.    STORE                                      LANDLORD                  MONTHLY PMT        PAYMENT DUE     NUMBER      AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
  7     THE RIO- Elegent Pretenders                Rio Hotel & Casino,          3,000            04/01/2004       1          3,000
        3700 W. Flamingo Rd, SP 15A                Inc.
        Las Vegas, NV 89103
------------------------------------------------------------------------------------------------------------------------------------
  8     UNION STATION- Impostors                   Jones Lang LaSalle           4,595            04/01/2004
        50 Massachusetts Ave. N.E.,                Mgmt - Union Station
        SP 236
        Washington, DC 20002
------------------------------------------------------------------------------------------------------------------------------------
  9     VALLEY FAIR- Impostors                     Westfield - Valley Fair      9,318            04/01/2004
        2855 Stevens Creek Blvd.
        SP 1131
        Santa Clara, CA 95050
------------------------------------------------------------------------------------------------------------------------------------
 11     CARMEL PLAZA- Impostors                    Macerich Carmel L.P.         7,032            04/01/2004       1          7,032
        Ocean Avenue between Mission and
        Junipero
        Carmel-By-The-Sea, CA
------------------------------------------------------------------------------------------------------------------------------------
 12     HARBOR PLACE- Impostors                    Rouse/Harborplace            6,515            04/01/2004
        201 E. Pratt, SP 16                        Ltd. Partnership
        Baltimore, MD 21202
------------------------------------------------------------------------------------------------------------------------------------
 14     PALM DESERT- Impostors                     Westfield Palm               5,807            04/01/2004
        72-840 Highway 111, SP 126                 Desert LLC
        Palm Desert, CA 92260
------------------------------------------------------------------------------------------------------------------------------------
 17     STONERIDGE- Impostors                      Taubman/                     8,974            04/01/2004       1          8,974
        2049 Stoneridge Mall                       Stoneridge Properties
        Pleasanton, CA 92101                       LLC
------------------------------------------------------------------------------------------------------------------------------------
 23     UNION SQUARE- Impostors                    Union Square                                  Store Closed
        295 Geary Street                           Building/Brett &                              in Jan-04.
        San Francisco, CA 94102                    Company
------------------------------------------------------------------------------------------------------------------------------------
 24     WHITE FLINT- Impostors                     Lerner Corporation-          7,570            04/01/2004
        11301 Rockville Pike, SP 1-4.11            White Flint Mall
        Kensington, MD 20895
------------------------------------------------------------------------------------------------------------------------------------
 25     TOWSON TOWN CENTER- Impostors              Towson Town Center LLC       8,543            04/01/2004
        825 Dulaney Valley Rd., SP 3260
        Towson, MD 21204
------------------------------------------------------------------------------------------------------------------------------------


PREMIER CONCEPTS, INC.
CH. 11 CASE NO. LA 03-36445-BR

                                                 OPERATING REPORT - ATTACHMENT NO. 6

                                                                                                               ---------------------
                                                                                                                 POST PETITION
                                                                                                                 PAYMENTS NOT MADE
------------------------------------------------------------------------------------------------------------------------------------
STORE                                                                          AMT OF              NEXT                     TOTAL
 NO.    STORE                                      LANDLORD                  MONTHLY PMT        PAYMENT DUE     NUMBER      AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 29     PARK MEADOWS- Impostors                    Park Meadows LLC             8,273           04/01/2004
        8505 Park Meadows Cntr Dr.,
        SP 2125
        Littleton, CO 80124
------------------------------------------------------------------------------------------------------------------------------------
 30     THE ALADDIN- Joli Joli                     Boulevard Invest, LLC        9,352            04/01/2004
        3663 Las Vegas Blvd. South
        Ste. 310
        Las Vegas, NV 89109
------------------------------------------------------------------------------------------------------------------------------------
 31     FASHION SQUARE- Impostors                  Scottsdale Fashion           6,062            04/01/2004       1          6,062
        7014 E. Camelback Road                     Square Partnership
        K1-18
        Scottsdale, AZ 85251
------------------------------------------------------------------------------------------------------------------------------------
 35     THE BORGATA- Impostors                     Westcor                      4,427            04/01/2004        2         8,854
        6166 North Scottsdale Rd.,                 TWC Borgata Holding,
        SP 705                                     LLC
        Scottsdale, AZ 85253
------------------------------------------------------------------------------------------------------------------------------------
 38     COASTLAND CENTER- Impostors                General                      4,564            04/01/2004
        1928 N. Tamiani Trail                      Growth/Coastland
        Naples, FL 34102                           Center, LP
------------------------------------------------------------------------------------------------------------------------------------
 40     MENLO PARK- Impostors                      4666 Shopping Center         8,295            04/01/2004       1          8,295
        333 Menlo Park, SP 2235                    Associates
        Edison, NJ 08837
------------------------------------------------------------------------------------------------------------------------------------
 41     SAWGRASS MILLS- Impostors                  The Mills                                     Store Closed
        2604 Sawgrass Mills Cir., #1101                                                          in Jan-04.
        Sunrise, FL 33323
------------------------------------------------------------------------------------------------------------------------------------
 43     THE FALLS - Impostors                      The Falls                    6,246            04/01/2004
        8888 SW 136th Street, Suite 370A           Shopping Center
        Miami, FL 33176                            Assoc.
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL                                                                 108,573                             7         42,216
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 OFFICE OF THE UNITED STATES TRUSTEE
                                                                                                                            PAGE 1
                                                   CENTRAL DISTRICT OF CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
                                                        )
IN RE:                                                  )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                                        )
PREMIER CONCEPTS, INC.,                                 )          STATEMENT NO.:     6
                                                        )    FOR THE PERIOD FROM:     03/01/2004
                                                        )                     TO:     03/28/2004
                                                 DEBTOR )
                                                        )                                             ------------------------------
--------------------------------------------------------)                                             DIRECT DEPOSIT  PRE-PETITION
--------------------------------------------------------)   ------------------------------------------------------------------------
CHAPTER 11 CASE NO. LA 03-36445-BR                      )    OPERATIONS       PAYROLL         TAX        MERCHANT       OPERATIONS
--------------------------------------------------------)     ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT          ACCOUNT
--------------------------------------------------------)   ------------------------------------------------------------------------

CASH ACTIVITY ANALYSIS                                      ------------------------------------------------------------------------

A.  Total Receipts Per All Prior Interim Statements         2,310,120.24      685,100.00    75,100.00  1,650,536.47      585,208.99

B.  Less: Total Disbursements Per All Prior
         Interim Statements                                 2,234,674.39      676,683.20    69,622.12  1,647,260.36      585,208.99
                                                            ------------------------------------------------------------------------

C.  Beginning Balance                                          75,445.85        8,416.80     5,477.88      3,276.11               -
                                                            ------------------------------------------------------------------------
D.  Receipts During Current Period

         Per Attached Schedule                                379,575.32      138,192.00            -    298,544.61               -
                                                            ------------------------------------------------------------------------

E.  Balance Available                                         455,021.17      146,608.80     5,477.88    301,820.72               -
                                                            ------------------------------------------------------------------------
F.  Less: Disbursements During Period

         Per Attached Schedule                                355,433.96      143,290.43     1,583.32    290,005.88               -
                                                            ------------------------------------------------------------------------

G.  Ending Balance                                             99,587.21        3,318.37     3,894.56     11,814.84               -
                                                            ------------------------------------------------------------------------
                                                                                                                  account was closed
                                                                                                                  on 2/11/2004



H.  ACCOUNT INFORMATION
    (1).     General (Operations) Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           9488914509
    (2).     Payroll Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677454
    (3).     Tax Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677462
    (4).     Direct Deposit Merchant Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677447
    (5).     Pre-Petition General Account - for Deposit only
             (a)      Depository Name and Location             Texas Bank, Grapevine, Texas
             (b)      Account Number                           630001812

I.  Other Monies On Hand:



I, Terry G. Washburn, President of Premier Concepts, Inc., declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated:                                                            Signed:
-------------------------------------------------------------     ------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Revised June 1987                                        INTERIM STATEMENT                                                     UST-6
------------------------------------------------------------------------------------------------------------------------------------

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 2
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     6
              RECEIPTS FOR THE PERIOD    FROM:     03/01/2004
                                           TO:     03/28/2004

                                                               -----------------
ACCT:  OPERATIONS                                                      AMOUNT
--------------------------------------------------------------------------------

  Transfer from WFB Merchant*                                        290,000.00
  Sweep from Retail Store accounts*                                   88,000.00
  Closed Bank Account - Store 23                                         775.57
  Misc Deposit*                                                          799.75

                                                               -----------------
  TOTAL                                                              379,575.32
                                                               =================

  *see retail store bank statements

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 3
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     6
              RECEIPTS FOR THE PERIOD    FROM:     03/01/2004
                                           TO:     03/28/2004

                                                               -----------------
ACCT:  PAYROLL                                                      AMOUNT
--------------------------------------------------------------------------------

  Transfer from WFB Checking*                                        138,000.00
  CBS Payroll Adjustments                                                192.00

                                                               -----------------
  TOTAL                                                              138,192.00
                                                               =================

  * see attached bank statement

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 4
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     6
              RECEIPTS FOR THE PERIOD    FROM:     03/01/2004
                                           TO:     03/28/2004

                                                               -----------------
ACCT:  TAX                                                           AMOUNT
--------------------------------------------------------------------------------

  None






                                                               -----------------
  TOTAL                                                                       -
                                                               =================

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 5
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     6
              RECEIPTS FOR THE PERIOD    FROM:     03/01/2004
                                           TO:     03/28/2004

                                                               -----------------
ACCT:  DIRECT DEPOSIT MERCHANT ACCOUNT                              AMOUNT
--------------------------------------------------------------------------------

  Merchant deposits*                                               298,544.61






                                                               -----------------
  TOTAL                                                            298,544.61
                                                               =================

  * see attached bank statement

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 6
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     6
              RECEIPTS FOR THE PERIOD    FROM:     03/01/2004
                                           TO:     03/28/2004

                                                               -----------------
ACCT:  TEXAS BANK OPERATIONS                                        AMOUNT
--------------------------------------------------------------------------------

  None



                                                               -----------------
  TOTAL                                                                       -
                                                               =================


CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 7
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     6
                                                               RECEIPTS FOR THE PERIOD    FROM:     03/01/2004
                                                                                            TO:     03/28/2004
ACCT:  OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.               DATE
------------------------------------------------------------------------------------------------------------------------------------

  Transfer to WFB Payroll*                                                  138,000.00
  Bank Fees                                                                     125.24
  Payment **                                                                217,308.72


                                                                          -------------

  TOTAL                                                                     355,433.96
                                                                          =============

  *see attached bank statement
  **see attached check register detail



CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 8
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     6
                                                               RECEIPTS FOR THE PERIOD    FROM:     03/01/2004
                                                                                            TO:     03/28/2004
ACCT:  PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

  Payroll payment*                                                         143,243.51
  Bank fees                                                                     46.92



                                                                       ---------------
  TOTAL                                                                    143,290.43
                                                                       ===============

  *see attached bank statement


CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 9
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     6
                                                               RECEIPTS FOR THE PERIOD    FROM:     03/01/2004
                                                                                            TO:     03/28/2004
ACCT:  TAX
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                             DESCRIPTION                    AMOUNT               CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

   State of New Jersey                 SALESTAX-040                        1,583.32               10009                01/05/04





                                                                      --------------
   TOTAL                                                                   1,583.32
                                                                      ==============



CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 10
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     6
                                                               RECEIPTS FOR THE PERIOD    FROM:     03/01/2004
                                                                                            TO:     03/28/2004
ACCT:  DIRECT DEPOSIT MERCHANT ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

   Transfer to WFB Checking*                                              290,000.00
   Bank Fees                                                                    5.88





                                                                      ---------------
   TOTAL                                                                  290,005.88
                                                                      ===============

   *see attached bank statement



CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 11
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     6
                                                               RECEIPTS FOR THE PERIOD    FROM:     03/01/2004
                                                                                            TO:     03/28/2004
ACCT:  TEXAS BANK OPERATION
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                        DESCRIPTION                              AMOUNT             CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------






                                                                             ----------------
   TOTAL                                                                                   -
                                                                             ================

